Exhibit 10.1




                  REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 28, 1999 (the "Agreement"), is made by and between Socket Communications, Inc., a Delaware corporation (the "Company"), and the purchasers ( <NAME OF PLACEMENT AGENT> (the "Placement Agent")) named on the signature pages hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                     W I T N E S S E T H :

     WHEREAS, in connection with the Subscription Agreement dated September 28, 1999 between the Purchasers and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement to issue and sell to the Purchasers up to twenty-four (24) Units, each Unit consisting of 46,296 shares of the Company's Common Stock (the "Common Shares") and a warrant (each, a "Warrant" and collectively the "Warrants") to purchase additional shares of the Company's Common Stock with the closing of such issuance and sale to occur on a date mutually agreed upon by the Company and the Purchasers (the "Closing Date"). The shares of Common Stock issuable upon exercise of the Warrants are collectively referred to as the "Warrant Shares".

     WHEREAS, to induce the Purchasers to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights with respect to the Common Shares and the Warrant Shares.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

          (a) "SEC" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          (b) "Common Stock" shall mean all shares of Common Stock of the Company.

          (c) "1933 Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (d) "Holders" are stockholders of the Company who, by virtue of agreements with the Company, are entitled to include their securities in certain Registration Statements filed by the Company.

          (e) "Investors" means the Purchasers and any transferees or assignees of the Investors who agree to become bound by the provisions of this Agreement in accordance with Section 8 hereof.

          (f) "Registrable Securities" shall mean (i) the Common Shares, (ii) the Warrant Shares, (iii) the shares of Common Stock issuable upon exercise of warrants of even date herewith (the "Agent's Warrants") issued to the Placement Agent and its selected dealers (the "Agent's Shares") and (iv) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i), (ii) or (iii) above.

          (g) "Registration Period" means the period between the effective date of a Registration Statement and the earlier of (i) the date on which all of the Registrable Securities have been sold and no further Registrable Securities may be issued in the future, or (ii) the date on which all the Registrable Securities held by an Investor (in the opinion of Company counsel) may be immediately sold without registration and without restriction as to the number of Registrable Securities to be sold pursuant to Rule 144 as promulgated under the 1933 Act ("Rule 144") or otherwise.

          (h) "Registration Statement" means, collectively, each registration statement filed with the Securities and Exchange Commission (the "SEC") under the 1933 Act pursuant to the terms hereof.

          (i) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 as promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415") and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     2. Registration.

          (a) Mandatory Registration. Subject to the limitations of this Section 2, the Company shall file within ninety (90) days of the Closing Date a Registration Statement on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration) with the SEC registering for resale Registrable Securities and any other securities of the Company which are held by Holders who are entitled to include securities in such registration. To the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), the Registration Statement shall include the Common Shares, the Warrant Shares, the Agent's Shares and such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants and the Agent's Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Registrable Securities initially included in such Registration Statement shall be no less than the number of Common Shares plus the number of Warrant Shares issued and issuable upon exercise of the Warrants plus the number of Agent's Shares issued and issuable upon exercise of the Agent's Warrants.

     The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC within ninety
(90) days after filing. Once declared effective by the SEC, the Company shall cause such Registration Statement to remain effective throughout the Registration Period, except as otherwise permitted pursuant to Sections 3(a) and 3(e).

          (b) Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Investors of the Registrable Securities. The Company shall use its best efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to preserve its eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, then the Company (i) with the consent of the Investors holding a majority of the Registrable Securities pursuant to Section 2(a), shall register the sale of the Registrable Securities on another appropriate form and (ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

     3. Additional Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall have the following additional obligations:

          (a) The Company shall use its best efforts to keep the Registration Statement effective pursuant to Rule 415 under the 1933 Act at all times during the Registration Period until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) in the opinion of Company's counsel or (ii) the date on which the Investors shall have sold all the Registrable Securities. Notwithstanding the foregoing, the Investors agree that use of the prospectus under the Registration Statement may be suspended (i) during any period following a Suspension Event (as defined in and as provided under the terms of Section 3(f)) (each such period of suspension is referred to herein as a "Suspension Period" ) and
(ii) during any period following receipt by Investors of any notice from the Company (a "Deferral Notice") that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filing with the SEC or similar events (each such period of suspension is referred to herein as a "Deferral Period"). Upon receipt of a Deferral Notice, the Investors will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or prospectus until advised in writing by the Company that use of the applicable prospectus may be resumed, and until each such Investor has received notice from the Company of the termination of the need for a Deferral Period. Following the delivery of any Deferral Notice, Company shall use all reasonable efforts to ensure that the use of the prospectus may be resumed as soon as practicable.

          (b) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Except as otherwise provided in Sections 3(a) and 3(f) herein, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period, or if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

          (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto; and each preliminary prospectus and final prospectus and each amendment or supplement thereto; and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          (d) The Company shall use its reasonable best efforts to
(i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as each Investor who holds (or has the right to hold) Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause material expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          (e) The Company shall provide notices (by telephone and also by facsimile or overnight courier) (a "Suspension Notice") to each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a "Suspension Event"). Subject to the Company's right to invoke a Deferral Period pursuant to Section 3(a) and a Grace Period (as defined herein), the Company shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, shall promptly use its reasonable best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and shall deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. Notwithstanding anything to the contrary in this Section 3(e), at any time after a Registration Statement has been declared effective, the Company may delay amending or supplementing the Registration Statement as otherwise required by this Section 3(e) and may otherwise delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin (a "Blackout Notice"), and (ii) notify the Investors in writing of the date on which the Grace Period ends (a "Blackout Termination Notice"); and, provided further, that (A) during any consecutive one hundred twenty (120) day period, the Grace Period shall not exceed thirty (30) calendar days in the aggregate, and (B) during any consecutive three hundred sixty five
(365) day period, the Grace Period shall not exceed forty-five (45) calendar days in the aggregate. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the Blackout Notice and shall end on and include the date the holders receive the Blackout Termination Notice. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of this Section 3(e) with respect to the information giving rise thereto. In the event that the use of the Registration Statement is suspended by the Company, the Company shall promptly notify all Investors whose securities are covered by the Registration Statement of such suspension, and shall promptly notify each such Investor as soon as the use of the Registration Statement may be resumed.

          (f) Subject to the Company's rights under Sections 3(a) and 3(e), the Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, shall use its reasonable efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

          (g) The Company shall permit a single firm of counsel designated by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC. The sections of such Registration Statement covering information with respect to the Investors, the Investors' beneficial ownership of securities of the Company or the Investors' intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Investors.

          (h) At the request of the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration, the Company shall furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.

          (i) The Company shall use reasonable efforts to cause the listing and the continuation of listing of all the Registrable Securities covered by the Registration Statement on the Pacific Stock Exchange or any successor national exchange or market, and use reasonable efforts to cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

          (j) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

          (k) At the request of any Investor, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

          (l) The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the 1933 Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated by the SEC).

     4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If within five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor.

          (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(a), 3(e) and 3(f), as may applicable, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until
(i) the Investor has received the notice, if any, from the Company required under Sections 3(a), 3(e) or 3(f), as may be applicable, and
(ii) such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3(a), 3(e) and 3(f), as may applicable, and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession (other than a limited number of file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (d) Without limiting any Investor's rights under Section 2(a) hereof, no Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

     5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of the counsel designated by the Investors in accordance with Section 3(g) hereof, shall be borne by the Company. Notwithstanding the foregoing, the Investors participating in any registrations, filings or qualifications pursuant to sections 2 and 3 shall be responsible for the fees and expenses of additional counsel representing such Investors in connection therewith.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the 1933 Act or the Exchange Act, any underwriter (as defined in the 1933 Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the 1933 Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 8.

          (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in
Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the 1933 Act or the Exchange Act (an "Indemnified Party" and, collectively, "Indemnified Parties"), against any Claim to which any of them may become subject, under the 1933 Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, and subject to Section 6(c), such Investor will promptly reimburse any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by all Indemnified Parties in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount of a Claim as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 8.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such Indemnified Party shall diligently pursue such defense and that such Indemnified Party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6,
(ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and
(iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. Assignment of Registration Rights.  The rights of the
Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws,
(iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement including, but not limited to, the covenant of each Investor that it will not transfer any of the Securities in violation of satisfaction of all requirements of Federal and State securities laws, and (vi) such transferee shall be an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

     9. Amendment of Registration Rights.  Provisions of this
Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors who hold a majority interest of the Registrable Securities (but not an Investor who no longer owns any Registrable Securities and who is not affected by such amendment or waiver). Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect any Investor without its comment or prospectively adversely affect any Investor who no longer owns any Registrable Securities without its consent.

     10. Miscellaneous.

          (a) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this Section 10(b):


          If to the Company:

          Socket Communications, Inc.
          37400 Central Court
          Newark, California 94560
          Attention: Chief Financial Officer

          with a copy to:
          Wilson Sonsini Goodrich & Rosati, P.C.
          1117 California Avenue
          Palo Alto, California 94304-1050
          Attn: Barry E. Taylor, Esq.
                Robert G. O'Connor
          Tel: (650) 493-9300
          Fax: (650) 845-5000

     If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

     Each party shall provide written notice to the other parties of any change in address.

          (c) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws, and any disputes arising hereunder will be adjudicated in federal or state court situated in Delaware. Each party hereto consents to such venue in Delaware and to the personal and subject matter jurisdiction of said courts and, to the extent permitted by applicable law, agrees to waive any objection as to such jurisdiction or venue, and agrees not to assert any defense based on lack of jurisdiction or venue.

          (e) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (f) Successors and Assigns.  Subject to the requirements of
Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary herein, including without limitation, Section 8, the rights of an Investor hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with an Investor's margin or brokerage accounts.

          (g) Use of Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (h) Headings. The headings and subheadings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

          (j) Further Acts. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (k) Consents. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority of the Registrable Securities, determined as if all Warrants then outstanding had been exercised for Registrable Securities.




     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


COMPANY:

SOCKET COMMUNICATIONS, INC.



By:       /s/ David W. Dunlap
          -----------------------------------
Name:     Dave W. Dunlap
Title:    Vice President of Finance and Chief Financial Officer




INVESTORS:



By:      -----------------------------------
Name:
Its:

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Address